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Franklyn Resources III, Inc.
(Name of Registrant as Specified In Its Charter)

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FRANKLYN RESOURCES III, INC.
234-5149 Country Hills Blvd. N.W.; Suite 429
Calgary, Alberta, Canada T3A 5K8

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the holders of more than a majority of the outstanding common stock of Franklyn Resources III, Inc., a Nevada corporation, have approved the following actions without a meeting of stockholders in accordance with Section 78.320 of the Nevada Revised Statutes:

(1)
The election of the following six directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified: Robert Adler, Tianzhou Deng, Bo Huang, Renjie Lu, Greg Marcinkowski and Baoheng Shi;

(2)	The approval of the restated articles of incorporation, and

(3)	The approval of the 2006 Long-Term Incentive Plan.

The action will become effective on the 20th day after the definitive Information Statement is mailed to our stockholders.

The enclosed information statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By order of the Board of Directors Yanying Liu Secretary

Calgary, Alberta, Canada
September , 2006

FRANKLYN RESOURCES III, INC.
234-5149 Country Hills Blvd. N.W.; Suite 429
Calgary, Alberta, Canada T3A 5K8

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this information statement. We are mailing this information statement to our stockholders on or about September , 2006.

What action was taken by written consent.

We obtained stockholder consent to the following action:

•
The election of the following six directors to the board of directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified: Robert Adler, Tianzhou Deng, Bo Huang, Renjie Lu, Greg Marcinkowski and Baoheng Shi;

•	The approval of our Restated Articles of incorporation, and

•	The approval of our 2006 Long-Term Incentive Plan;

How many shares of common stock were outstanding on September 1, 2006?

On September 1, 2006, the date we received the consent of the holders of more than a majority of the outstanding shares, there were 14,636,471 shares of common stock outstanding.

What vote was obtained is required to elect directors and to approve the other proposals described in this information statement?

We obtained the approval of the holders of more than 97% of our outstanding shares of common stock that were entitled to give such consent. Skywide Capital Management Limited, which is owned by our chief executive officer, Bo Huang, and our chairman, Tianzhou Deng, owns 12,793,847 shares, or approximately 87.4% of our outstanding common stock, and Eastpride Capital Limited owns 1,421,538 shares of common stock, or approximately 9.7% of our outstanding common stock.

Who is paying the cost of this information statement?

We will pay for preparing, printing and mailing this information statement. Our costs are estimated at $15,000.

ELECTION OF DIRECTORS

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall fixed by action of our stockholders or directors from time to time. The size of the board for the ensuing year is six directors.

None of our directors were elected at a meeting for which we solicited proxies. Bo Huang and Tianzhou Deng were elected as directors contemporaneously with the completion of the acquisition pursuant to which we acquired all of the equity of Sinoenergy Holding Limited (“Sinoenergy”), a British Virgin Island corporation and issued 14,215,385 shares of common stock to Skywide Capital Management Limited and Eastpride, who were the owners of Sinoenergy. Robert I. Adler, Baoheng Shi, Greg Marcinkowski and Renjie Lu were elected by the board in July 2006.

The following table sets forth certain information concerning our directors:

Name	Age	Position with Us	Director Since
Bo Huang	36	Chief executive officer and director	June 2006
Tianzhou Deng	50	Chairman	June 2006
Robert I. Adler	71	Director	July 2006
Baoheng Shi	68	Director	July 2006
Greg Marcinkowski	45	Director	July 2006
Renjie Lu	71	Director	July 2006

Bo Huang has been our chief executive officer and a director since the completion of the reverse acquisition in June 2006. He has been chief executive officer and chairman of Sinogas since its organization in 2005. He and Mr. Deng are the founders of Sinogas. He was president of Beijing Tricycle Technology Development Co., Ltd , a company engaged in the development of natural gas conversion kits from 2003 to 2005, and vice president of Chengchen Group, an investment and trading company from 1997 to 2003. Mr. Huang graduated from Renmin University of China in Beijing in 1993 with a bachelor’s degree in international finance.

Tianzhou Deng has been our chairman and a director since the completion of the reverse acquisition in June 2006. He is also a founder of Sinogas. He was been the chief executive officer and chairman of Beijing Sinogas Co., Ltd ., a company engaged in research and development with respect to CNG stations from 2001 to 2005, chairman of Shanghai CNPC Group Co., Ltd., an investment and trading company from 2003 to 2005, president and director of Beijing Tricycle Technology Development Co., Ltd., a company engaged in the development of natural gas conversion kits from 1999 to 2001, president and director of Natural Gas Vehicle Development Center, from 1997 to 1999. Mr. Deng graduated from University of Petroleum, China in 1982 with a chemical bachelor degree, and received a master of management degree from China Science & Technology University. Mr. Deng holds a senior engineer certificate with professor rank issued by the Chinese government. Mr. Deng is recognized as a leader in the CNG/LPG industry in China.

Robert Adler is a private investor. During the past five years, Mr. Adler has been an investment adviser with UBS Financial Services and most recently he taught financial English for a semester in Shanghai University of Finance and Economics. Mr. Adler’s prior experience includes terms as a managing director for ING Furman Selz Asset Management, vice president and senior investment officer of BHF Securities Corp and DG Bank, New York Branch and vice president of Kuhn, Loeb & Co. Mr. Adler obtained a B.A. degree from Swarthmore College and studied at New York University School of Business Administration. Mr. Adler is a member of Institute of Chartered Financial Analysts. Mr. Adler is also a director of China Medicine Corporation, a company that markets and distributes medicine products in the PRC.

Renjie Lu has more than 40 years of working experience in energy industry in China. As an industry veteran, he currently is a senior member of Advisory Council Committee of Shengli Administration Bureau, SINOPEC (China Petroleum & Chemical Corp, a NYSE-listed company). Mr. Lu has been chief executive officer and director of Shengli Administration Bureau, SINOPEC from 1989 to 1996, where he managed about 500,000 employees; he was chief executive officer and director of Jianghan Administration Bureau, SINOPEC from 1987 to 1989; and executive vice president of Zhongyuan Exploration Bureau, SINOPEC from 1975 to 1987. Mr. Lu graduated from University of Petroleum, China in 1963 with a BSc.

Greg Marcinkowski has been a vice president of operations at WorldStrides since 2000. WorldStrides is a U.S. provider of student educational and performing arts tours in a variety of programs and destinations throughout the world. From 1999 to 2000, Mr. Marcinkowski was the vice president of purchasing at Solo Cup corporation, which is a manufacturer of packaging products for retail food industries. Mr. Marcinkowski has a MBA and a BSc in mechanical engineering from Northwestern University.

Baoheng Shi is a pioneer and a top scientist/researcher in Chinese clean energy area. Mr. Shi is professor of Beijing University, University of Petroleum, China, and China Geology University. He is deputy director of natural resource, China National Science & Technology Development Committee. Since 1993, Mr. Shi has initiated natural gas vehicle usage in China, and is recognized as a pioneer in the industry in China. He published “Natural Gas Vehicle Development” in 1999 and “Technology of Natural Gas Vehicle” in 2000. Mr. Shi has been director of New Technology Development Center, China National Petroleum Corp, a NYSE-listed company from 1993 to 2000; president of China National Petroleum’s Science & Technology Bureua from 1978 to 1993. Mr. Shi has a B.Sc. from Beijing University.

Our directors are elected for a term of one year.

We are incorporated in Nevada and are subject to the provisions of the Nevada General Corporation Law. Our Articles of Incorporation provides that we will indemnify and hold harmless our officers and directors to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes.

Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that, with certain specified exceptions, or unless the articles of incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Directors’ Compensation

Each independent director receives an annual directors’ fee of $12,000. In addition, pursuant to the 2006 long-term incentive plan, each newly-elected independent director receives at the time of his or her election, a five-year option to purchase 30,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant to each independent director of an option to purchase 5,000 shares of common stock on first trading day in April of each calendar year, commencing in 2007. Pursuant to these provisions, each of the four independent directors received a stock option to purchase 30,000 shares of common stock at an exercise price of $.65 per share, subject to stockholder approval of the plan.

Board of Directors and Committee Meetings

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Since July 28, 2006, when our independent directors were elected, our board of directors has had two committees - the audit committee and the compensation committee. The audit committee is comprised of Robert I. Adler, Greg Marcinkowski, Renjie Lu, Baoheng Shi, with Mr. Adler as chairman. The compensation committee is comprised of Renjie Lu, Robert I. Adler, Greg Marcinkowski, Renjie Lu, Baoheng Shi and Tianzhou Deng, with Mr. Lu as chairman.

Our audit committee will be involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor. Our board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is attached to this information statement as Appendix A.

The compensation committee serves as the stock option committee for our stock option plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Ms. Yanying Liu, Secretary, Franklyn Resources III, Inc., 234-5149 Country Hills Blvd. N.W. Suite 429, Calgary, Alberta, Canada T3A 5K8. Ms. Liu will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered

•
in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

•
as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

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as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2007 annual meeting should provide the information required not later than January 15, 2007.

OUR RESTATED ARTICLES OF INCORPORATION

In June and July 2006, we sold 6% convertible notes in the principal amount of $3,700,000, 390,087 shares of common stock and warrants to purchase 6,342,858 shares of common stock at $.85 per share, 6,342,858 shares of common stock at $1.20 per share and 6,342,858 shares of common stock at $1.75 per share. Pursuant to the agreement with the investors in the private placement, we are required to amend our articles of incorporation to provide for an authorized capitalization of 60,000,000 shares of capital stock, of which 10,000,000 will be shares of preferred stock and 50,000,000 will be shares of common stock and to adopt a certificate of designation which creates the right of the holders of a series of preferred stock to be designated as the series A convertible preferred stock. Upon the filing of both the restated articles of incorporation and the certificate of designation, the notes are automatically converted into shares of series A preferred stock, at a conversion price of $.65 per shares, subject to adjustment. Based on the conversion price of $.65, the Company would issue a total of 5,692,307 shares of series A preferred stock which would be convertible into 5,692,307 shares of common stock. If the restated articles of incorporation and the certificate of designation are not filed at the time that the notes are converted, the notes are convertible into common stock at a conversion price of $.65 per share.

Our board of directors has proposed that we adopt the restated articles of incorporation, and we obtained consent to the adoption of the restated articles of incorporation. The restated certificate of incorporation will be filed with the Secretary of State of the State of Nevada on or about, but not earlier than, the 21st day after the definitive information statement is filed with the Securities and Exchange Commission.

The following discussion is a summary of the key changes affected by the restated articles of incorporation, but this summary is qualified in its entirety by reference to the full text of the restated articles of incorporation, a copy of which is included as Appendix B to this information statement.

The restated articles of incorporation make the following changes in our articles of incorporation:

1. The restated articles change our corporate name to Sinoenergy Corporation.

2. The restated articles increase our authorized capital stock. We are presently authorized to issue 25,000,000 shares of common stock, par value $.001 per share, and we are not authorized to issue any preferred stock. The restated articles of incorporation provide for an authorized capital stock of 110,000,000 shares, of which 10,000,000 shares are shares of preferred stock, par value $.001 per share, and 100,000,000 shares are shares of common stock, par value $.001 per share. Our board of directors has broad rights to set the rights, preferences, privileges, limitation and restrictions for one or more series of preferred stock, including the following:

(i) the designation of such series;

(ii) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or noncumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi) the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

(vii) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; and

(viii) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

Pursuant to the securities purchase agreement relating to our private placement in June and July 2006, we agreed that we would create a series of preferred stock, to be designated as the series A convertible preferred stock. The following discussion is a summary of the key provisions of the certificate of designation, but this summary is qualified in its entirety by reference to the full text of the certificate of designation, a copy of which is included as Appendix C to this information statement. The certificate of designation provides:

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Each share of series A preferred stock is initially convertible into one share of common stock without the payment of any additional consideration. The conversion ratio is subject to adjustment as described below.

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If, while investors in the private placement own shares of series A preferred stock, we issue common stock at a price, or options, warrants or other convertible securities with a conversion or exercise price less than the conversion price (initially $.65), with certain specified exceptions, the number of shares issuable upon conversion of one share of series A preferred stock is adjusted to reflect a conversion price equal to the lower price.

•	If our consolidated net income for 2006 is less than $.226 per share on a fully-diluted basis, the conversion price shall be reduced proportionately by up to a maximum of 40%.

•	If our consolidated pre-tax income for 2007 is less than $.353 per share on a fully-diluted basis, the conversion price shall be reduced proportionately by up to a maximum of 40%.

•	No dividends are payable with respect to the series A preferred stock.

•	While the series A preferred stock is outstanding, we may not pay dividends on or redeem shares of common stock.

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Upon any voluntary or involuntary liquidation, dissolution or winding-up, the holders of the series A preferred stock are entitled to a preference of $.65 per share before any distributions or payments may be made with respect to the common stock or any other class or series of capital stock which is junior to the series A preferred stock upon voluntary or involuntary liquidation, dissolution or winding-up.

•
The holders of the series A preferred stock have no voting rights. However, as long as any shares of series A preferred stock are outstanding, we shall not, without the affirmative approval of the holders of 75% of the outstanding shares of series A preferred stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the series A preferred stock or alter, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon liquidation senior to or otherwise pari passu with the series A preferred stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the series A preferred stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions of the certificate of designation, (d) increase the authorized number of shares of series A preferred stock, or (e) enter into any agreement with respect to the foregoing.

•
The holders of the series A preferred stock may not convert the series A preferred stock to the extent that such conversion would result in the holders owning more than 4.9% of the outstanding Common Stock. This limitation may not be amended or waived.

There are presently outstanding 14,636,472 shares of common stock outstanding. In addition to the obligation to issue shares of series A preferred stock upon conversion of the notes held by the investors in our June 2006 private placement, we have the following are to issue additional shares of common stock reserved for issuance:

•	5,692,307 shares for issuance upon conversion of the series A preferred stock.
•	2,000,000 shares for issuance pursuant to our 2006 long-term incentive plan.
•	19,028,574 shares for issuance upon exercise of outstanding warrants.

In addition, we may be issue shares of common stock in connection with an acquisition or financing, although as of the date of this information statement, we have no formal or informal agreement or understanding with respect to any such issuance.

3. The restated articles add the following provision to our present certificate of incorporation.

“The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.”

The adoption of this provision is required by the preferred stock purchase agreement dated June 2, 2006, as amended, between us and the investors in our private placement. Pursuant to that agreement, we issued warrants to an aggregate of 19,028,574 shares of common stock. The warrants provide that, except in the case of a merger, the holders of the warrant may not exercise the warrants to the extent that such exercise would result in the holder, together with the holder’s affiliates, owning beneficially more than 4.9% of our outstanding stock. The warrant provides that this provision may not be amended. Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

The amendment gives us the authority to grant rights, warrants and options which provide that they cannot be amended without the consent a specified percentage of stockholders or classes or groups of stockholders, and such provisions would be prohibit us from amending the rights, warrants and options unless the requisite consent were obtained. With respect to the warrants that were issued pursuant to the preferred stock purchase agreement, the amendment would prohibit us from amending the warrants to remove the 4.9% limitation.

4. The restated articles add a provision which eliminates liability of directors for monetary damages to the fullest extent permitted by Nevada law. Under Nevada law, with certain limited exception and unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his or her act or failure to act constituted a breach of fiduciary duties as a director or officer; and (b) his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

5. The restated articles provide that our officers and directors shall be indemnified to the fullest extent authorized by Nevada law, and that such right is a contract right. They also expressly permit us to carry officers and directors liability insurance that provides coverage whether or not we would have the power to indemnify such persons under Nevada law. Nevada law has broad provisions for the indemnification of officers and directors pursuant to sections NRS Sections 78.7502, 78.751 and 78.752.

APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN

The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in June 2006, the board of directors adopted, subject to stockholder approval, which was obtained by the written consent, the 2006 long-term incentive plan, covering 2,000,000 shares of common stock. Set forth below is a summary of the 2006 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2006 plan, a copy of which is included as Appendix D to this information statement.

The 2006 plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants. The 2006 plan is to be administered by a committee of not less than two directors each of which is to be an independent director. In the absence of a committee, the plan is administered by the board of directors. Independent directors are not eligible for discretionary options. However, each newly elected independent director receives at the time of his election, a five-year option to purchase 30,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant of an option to purchase 5,000 shares of common stock on the first trading day in April April 1st of each year, commencing in April, 2007.

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2006 plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this information statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. In particular, this discussion does not deal with the tax status of option grants or other equity-based incentives under the tax laws of the Commonwealth of Puerto Rico. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant's federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares. If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction. We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2006 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Stock Appreciation Rights

The grant of stock appreciation rights will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant. To date, we have not granted stock appreciation rights under any of our plans.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information about shares of common stock beneficially owned as of August 31, 2006 by:

•	each director;
•	each officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned	Percentage
TianZhou Deng 45 Jinghua Road Qingdao, Shandong, China	6,396,923.5	43.8%
Bo Huang 45 Jinghua Road Qingdao, Shandong, China	6,396,923.5	43.8%
Eastpride Capital Limited 234-5149 Country Hills Blvd. NW; Suite 429 Calgary, Alberta, Canada T3A 5K8	1,421,538.0	9.8%
All officers and directors as a group (two individuals beneficially owning stock)	12,793,847.0	87.5%

* Less than 1%.

Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his name. Each person is deemed to own beneficially shares of common stock which are issuable upon exercise or warrants or options or upon conversion of convertible securities if they are exercisable or convertible within 60 days of June 5, 2006.

Mr. Deng and Mr. Huang each own a 50% interest in Skywide Capital Management Limited, a British Virgin Islands corporation, which owned 12,793,847 shares of commons stock. Mr. Deng and Mr. Huang are deemed to beneficially own 50% of the shares owned by Skywide.

Wentao Yang beneficially owns the shares held of record by Eastpride.

Barron Partners owns notes and warrants which, if fully converted and exercised, would result in the ownership of more than 5% of our outstanding common stock. However, the note, by their terms, may not be converted and the warrants may not be exercised if such conversion or exercise would result in Barron Partners owning more than 4.9% of our outstanding common stock. This limitation may not be waived

Executive Officers

The following table sets forth certain information with respect to our directors and executive officers.

Name	Age	Position
Bo Huang	36	Chief executive officer
Tianzhou Deng	50	Chairman
Qiong (Laby) Wu	31	Chief financial officer

The information concerning Messrs. Huang and Deng is included under “Election of Directors.”

Laby Wu has been our chief financial officer since June 2006. Ms. Wu was a senior auditor with the accounting firm of Ernst & Young Hua Ming Accounting Firm from February 2002 until June 2006. From May 2003 until January 2004, Ms. Wu was a consultant in the accounting and tax planning department of the accounting and tax consulting firm of HLB-Beijing Yongtuo CPAs. From November 2001 until May 2003, Ms. Wu was an auditor with HLB - Yongtuo Certified Public Accountants Co., Ltd., and from May 1998 until March 2003, Ms. Wu was an administrative manager and office manager for the manufacturing firm of Trend Ceramic Group Co., Ltd. Ms. Wu, a certified public accountant, received her bachelor’s degree in material science and engineering from Ji Nan University in China, her bachelor’s degree in accounting and economics from Deaken University in Australia, and her master’s of professional accounting from Deaken University.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. To our knowledge, during the calendar year ended December 31, 2005, no officer, director or 10% stockholder engaged in any transactions for which a Form 4 was required.

Compensation

Summary Compensation Table

Prior to June 2006, we did not pay any compensation to any executive officers. Set forth below is information for Sinogas’s chief executive officer. No other officer received compensation in excess of $100,000 for 2005.

Name and Position	Year	Salary	Other Compensation
Bo Huang, chief executive officer	2005	$1,000	-0-

We did not make any payments or distributions of any kind to Mr. Huang.

Employment Agreements

We have no employment agreements with any of our officers.

RELATED PARTY TRANSACTIONS

From the time of our organization until Sinoenergy acquired our stock in November 2005, our principal stockholder was Beijing Sanhuan Technology Development Co., Ltd., which was owned by Bo Huang and Tianzhou Deng. During 2005, we purchased the a certificate of property right for the property on which are facilities are located from Beijing Sanhuan for $11.9 million, of which $5.0 million was paid during 2005. The balance is due at such time as the use of the land is changed from industrial to commercial. In our agreement with the investors in the June 2006 private placement, we agreed that we would not pay approximately $3.2 million until the rights are sold and we would not pay the balance except that we may apply up to 50% of net income to make such payments. This restriction terminates after the investors have sold all of the shares of common stock issued in the private placement, including the shares of common stock issuable upon conversion of the note or the series A preferred stock or the notes or exercise of the warrants. At June 30, 2006, we also had a receivable from Beijing Sanhuan of $1.9 million in connection with exchange transactions and an unsecured loan payable of $346,000. During 2005, we also made purchases from Beijing Sanhuan in the amount of $31,000.

We own 55% of our subsidiary, Qingdao Sinogas Yuhan Chemical Equipment Ltd. (“Yuhan”), and the other 45% is owned by Qingdao Kangtai Machinery Equipment Manufacture Co. Limited (“Kangtai”). Yuhen was set up by Sinogas and Kangtai on May 25, 2005. In connection with Yuhen’s organization, Kangtai transferred equipment to Yuhen as part of its investment in Yuhen, Kangtai transferred certain contracts to Yuhen, and Yuhen assumed the manufacturing obligations under these contracts and purchased the related inventories from Kangtai at fair market value. Kangtai purchased the manufactured products from Yuhen at fair market value and sold the products to the end user. The sales of these products to Kangtai amounted to approximately $1.5 million for the six months ended June 30, 2006 and $979,000 for the year ended December 31, 2005. Because a portion of these transactions relate to sales to third parties through Kangtai, we treat that portion as a third-party receivable.

In addition, during 2005, we engaged Kangtai as a subcontractor on a project for which we paid Kangtai $447,000, and we rented Kangtai space at our facilities for which we billed Kangtai $1.1 million. At June 30, 2006, there was a $310,000 loan receivable from Kangtai. We lease a portion of our facilities to Kangtai, and the receivable include amounts due from Kangtai’s for water and power fees. We engaged Kangtai to perform subcontracting services in connection with the construction GNG stations, and we have obligations to Kangtai for construction work which partially offset Kangtai’s obligations to us. Kangtai is continuing to perform subcontracting services for us, and we anticipate that our obligation to Kangtai will offset Kangtai’s obligations to us.

In July 2006, we entered into an agreement with Kangtai and Mr. Guili Shi, to whom Kangtai transferred a 25% interest in Yuhan, pursuant to which we agreed to purchase the 45% minority interest for $1.5 million, of which $375,000 was paid in August 2006, $500,000 is due by September 30, 2006 and the balance of $625,000 is due September 30, 2007.

We believe that all transactions with Beijing Sanhuan and Kangtai were at prices and on terms no less favorable to us that would be available from non-affiliated third parties.

On June 2, 2006, we entered into an exchange agreement pursuant to which we acquired all of the equity of Sinoenergy which owned all of the equity of Sinogas. Pursuant to the exchange agreement, we issued 14,215,385 shares of common stock to the owners of Sinoenergy - Skywide, to which we issued 12,793,847 shares of common stock, and Eastpride, to which we issued 1,421,538 shares of common stock.

On June 2, 2006, a pursuant to a stock redemption agreement with the Company’s principal stockholders we purchased a total of 3,305,000 shares of common stock for a purchase price of $213,525, which was paid from the proceeds of the notes, stock and warrants. The following table sets forth the sellers, the number of shares purchased and the purchase price payable to each seller:

Name	Number of Shares	Purchase Price
Frank L. Kramer	1,000,000	$62,600
Deborah Salerno	1,000,000	62,600
John P. O’Shea	1,000,000	62,600
Lynn Suave	150,000	9,690
Mark Lubchenco	100,000	6,465
Gary S. Joiner	35,000	2,270
Marika Xirouhakis	20,000	7,300
	3,305,000	$213,525

In connection with the private placement, in July 2006, the IRA f/b/o John P. O’Shea also purchased for $200,000, a note in principal amount of $200,000, 21,086 shares of common stock, and warrants to purchase 342,857 shares of common stock at $.65 per share, 342,857 shares of common stock at $1.20 per share, and 342,857 shares of common stock at $1.75 per share.

FINANCIAL STATEMENTS

A copy of our Form 10-KSB for the year ended December 31, 2005 and our Form 10-QSB for the quarter ended June 30, 2006, without exhibits, accompany this information statement. Stockholders are referred to the reports for financial and other information about us.

Additional copies of our Form 10-KSB for the year ended December 31, 2005, the 10-QSB for the quarter ended June 30, 2006 may be obtained without charge by writing to Ms. Yanying Liu, Secretary, Franklyn Resources III, Inc., 234-5149 Country Hills Blvd. N.W.; Suite 429, Calgary, Alberta, Canada T3A 5K8. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

OTHER MATTERS

Deadline for Submission of Stockholder Proposals for the 2007 Annual Meeting

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than January 15, 2007 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than January 31, 2007. If notice of any stockholder proposal is received after January 31, 2007, then the notice will be considered untimely and we are not required to present such proposal at the 2007 annual meeting. If the board of directors chooses to present a proposal submitted after January 31, 2007, at the 2007 annual meeting, then the persons named in proxies solicited by the board of directors for the 2007 annual meeting may exercise discretionary voting power with respect to such proposal.

By Order of the Board of Directors

Bo Huang
Chief Executive Officer
September , 2006

Appendix A

FRANKLYN RESOURCES III, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) of Franklyn Resources III, Inc. (the “Company”) to: (1) assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company, (b) the performance of the Company’s internal audit function, and (c) the compliance by the Company with legal and regulatory requirements; and (2) be directly responsible for the appointment, compensation and oversight of the Company’s independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work (the “Outside Auditor”).

Committee Membership

The Audit Committee shall consist of no fewer than three members, as determined annually by the Board; provided, however, that in the event the Company has less than three independent directors, as hereinafter defined, the Audit Committee shall have such number of members as equals the number of independent directors. The members of the Audit Committee shall meet the independence and expertise requirements of the principal stock exchange or market on which the Company’s securities are traded and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”); provided, however, that if the Company’s securities are not traded on an exchange or market which has a definition of independence, then independence shall be determined in accordance with the rules of the Nasdaq Stock Market. Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board.

The members of the Audit Committee shall be appointed annually by the Board. Audit Committee members may be replaced by the Board at any time. The Board shall designate the Chairman or Chairwoman (“Chairperson”) of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the fullest extent permitted by law.

The Audit Committee shall prepare any report which required by the rules of the Commission to be included in the Company’s proxy statement for its annual meeting.

The Audit Committee shall be responsible directly for the appointment (subject, if applicable, to stockholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor shall report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company’s management, internal auditors (the “Internal Auditors”) and the Outside Auditor in these areas, oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls, review whether the Internal Auditors and the Outside Auditor objectively assess the Company’s financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, the Internal Auditors and the Board. It is the responsibility of:

•
management of the Company and the Outside Auditor, under the oversight of the Audit Committee and the Board, to plan and conduct financial audits and to determine that the Company’s financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company;

•	management of the Company, under the oversight of the Audit Committee and the Board, to assure compliance by the Company with applicable legal and regulatory requirements; and

•
the Internal Auditors, under the oversight of the Audit Committee and the Board, to review the Company’s internal transactions and accounting which do not require involvement in the detailed presentation of the Company’s financial statements.

The Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines necessary or appropriate, but not less frequently than quarterly. The Chairperson shall preside at each meeting and, in the absence of the Chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of the meeting. The Chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. To the extent practical, any background materials, together with the agenda for the meeting, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee, subject only to any limitations imposed by applicable rules and regulations. The Audit Committee may request any officer or associate of the Company or the Company’s outside counsel or Outside Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

1.
Review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the Internal Auditors and the Outside Auditor, the Company’s disclosure controls and procedures that are designed to ensure that the reports the Company files with the Commission comply with the Commission’s rules and forms.

2.
Review and discuss with management, the Internal Auditors and the Outside Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.
Review and discuss with management, the Internal Auditors and the Outside Auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the Outside Auditor’s reviews of the quarterly financial statements.

4.	Review and discuss quarterly reports from the Outside Auditor on:

(a)	All critical accounting policies and practices to be used;

(b)
All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

(c)
The internal controls adhered to by the Company, management, and the Company’s financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company’s financial reporting; and

(d)	Other material written communications between the Outside Auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss in advance with management the Company’s practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Review and discuss with management, the Internal Auditors and the Outside Auditor:

(a)	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

(b)	The clarity of the financial disclosures made by the Company;

(c)
The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company’s financial statements;

(d)	Potential changes in GAAP and the effect such changes would have on the Company’s financial statements;

(e)	Significant changes in accounting principles, financial reporting policies and internal controls implemented by the Company;

(f)	Significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company’s financial statements;

(g)	Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

(h)	Management’s compliance with the Company’s processes, procedures and internal controls;

(i)
The adequacy and effectiveness of the Company’s internal accounting and financial controls and the recommendations of management, the Internal Auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

(j)
Any difficulties encountered by the Outside Auditor or the Internal Auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.
Discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off balance sheet structures and aggregate contractual obligations on the Company’s financial statements.

8.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	The adoption of, or changes to, the Company’s significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, Internal Auditors or management; and

(b)	The management letter provided by the Outside Auditor and the Company’s response to that letter.

10.
Receive and review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q, to the extent required to be included in the certification process, about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company’s internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Oversight of the Company’s Relationship with the Outside Auditor

11.	Review the experience and qualifications of the senior members of the Outside Auditor team.

12.
Obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Outside Auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

13.
Evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor’s independence, and taking into account the opinions of management and the Internal Auditor. The Audit Committee shall present its conclusions to the Board.

14.
Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit to the extent that rotation is required under the rules of the Commission, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

15.
Recommend to the Board policies for the Company’s hiring of present and former associates of the Outside Auditor who have participated in any capacity in the audit of the Company, in accordance with the rules of the Commission.

16.
To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the Outside Auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

17.	Discuss with management, the Internal Auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

18.	Meet with management, the Internal Auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

19.	Obtain from the Outside Auditor the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

20.
Require the Outside Auditor to review the financial information included in the Company’s Form 10-QSB in accordance with the rules of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company’s Form 10-QSB any reports of the Outside Auditor required by such rules.

Oversight of the Company’s Internal Audit Function

21.	Take such steps to reasonably ensure that the Company has an internal audit function.

22.	Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

23.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

24.
Communicate with management and the Internal Auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company’s financial and accounting personnel, and review the impact of each on the quality and reliability of the Company’s financial statements.

25.	Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

26.	Discuss with the Outside Auditor the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

27.
Obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

28.
Obtain reports from management, the Company’s senior internal auditing executive and the Outside Auditor concerning whether the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the any applicable code of ethics.

29.
Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the applicable code of ethics.

30.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

31.
Discuss with management and the Outside Auditor any correspondence between the Company and regulators or governmental agencies and any associate complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

32.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Additional Responsibilities

33.
If required by the rules of the Commission or the regulations of the principal stock exchange or market on which the Company’s securities are traded, prepare annually a report for inclusion in the Company’s proxy statement relating to its annual stockholders meeting.

34.	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

35.
Review the Company’s Related-Party Transaction Policy and recommend any changes to the Compensation, Nominating and Governance Committee and then to the Board for approval. Review and determine whether to approve or ratify transactions covered by such policy, as appropriate.

Appendix B
RESTATED ARTICLES OF INCORPORATION

OF

FRANKLYN RESOURCES III, INC.

Pursuant to NRS 78.403

Franklyn Resources III, Inc., a corporation organized and existing under the Laws of the State of Nevada, (the “Corporation”), pursuant to NRS 78.403, does hereby adopt the following as its Articles of Incorporation, replacing in their entirety, the Corporation’s present Articles of Incorporation.

1. The Corporation’s Articles of Incorporation of the Corporation are hereby amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is Sinoenergy Corporation (the “Corporation”).

SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of the State of Nevada.

  THIRD: (a) The total number of shares of capital stock which this Corporation is authorized to issue is one hundred ten million (110,000,000) shares, of which:

(i) ten million (10,000,000) shares shall be designated as Preferred Stock, and shall have a par value of $.001 per share;

(ii) one hundred million (100,000,000) shares shall be designated as Common Stock, and shall have a par value of $.001 per share; and

   (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

(i) the designation of such series;

(ii) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or noncumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi) the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

(vii) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; and

(viii) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

  (c) No holder of any stock of the Corporation of any class or series now or hereafter authorized, shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

FOURTH: The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

FIFTH: The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under Nevada law.

SIXTH: (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article SIXTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if Chapter 78 of the Nevada Revised Statutes requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article SIXTH or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article SIXTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(c) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Chapter 78 of the Nevada Revised Statutes.

SEVENTH: In furtherance and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have power to make, adopt, alter, amend or repeal from time to time By-laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal By-laws made by the Board of Directors and subject to the provisions of any By-law limiting the right of the Board of Directors to make certain modifications to the By-laws.

2. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of NRS 78.390 and 78.403.

3. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

IN WITNESS WHEREOF, the Corporation has caused these Restated Articles of Incorporation to be signed by its president this th day of , 2006.

, President

Appendix C

FRANKLYN RESOUCES III, INC.

Certificate of Designation

Pursuant to NRS 78.1955

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not stayed or dismissed within 90 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 days; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Closing Date” means the Closing Date, as defined in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $.0001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall mean the number of shares of Common Stock issuable upon conversion of one shares of Series A Preferred Stock. The Conversion Ratio shall initially be one (1), subject to adjustment as provided in this Certificate of Designation.
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“Conversion Price” shall mean the Purchase Price Per Share divided by the Conversion Ratio.

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” shall have the meaning set forth in Section 1.3.10 of the Purchase Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iv) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Investors” shall mean the persons named in Schedule A to the Purchase Agreement.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

“Net Income” shall have the meaning set forth in the Purchase Agreement.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a trust, a government or political subdivision thereof or a governmental agency.

“Pre-tax Income” shall have the meaning set forth in the Purchase Agreement.

“Purchase Agreement” means the Securities Purchase Agreement dated as of June 2. 2006, relating to the issuance of the Company’s 6% Convertible Subordinated Notes due March 31, 2007 in the aggregate principal amount of $3,500,000, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Company.

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“Purchase Price” shall have the meaning set forth in the Purchase Agreement.

“Purchase Price per Share” shall mean the Purchase Price divided by the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock that were issued on the Closing Date, based on the Conversion Ratio in effect on the date this Certificate of Designations is filed with the Secretary of State of the State of Nevada. The initial Purchase Price per Share shall be the lesser of sixty five cents ($.65) or the Conversion Price of the Notes, as defined in the Purchase Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities” shall have the meaning set forth in Section 1.3.17 of the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than a majority of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Series A Preferred Stock then outstanding.

“Warrants” shall have the meaning set forth in the Purchase Agreement.

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Section 2. Designation, Amount and Par Value. The series of preferred stock, par value $.0001 per share (“Preferred Stock”) consisting of seven million (7,000,000 shares) shall be designated as the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be (which shall not be subject to increase without the consent of all of the holders of 75% of the then outstanding shares of Series A Preferred Stock (each a “Holder” and collectively, the “Holders”)). In the event of the conversion of shares of Series A Preferred Stock into this Company’s Common Stock, pursuant to Section 6 hereof, or in the event that the Company shall otherwise acquire and cancel any shares of Series A Preferred Stock, the shares of Series A Preferred Stock so converted or otherwise acquired and canceled shall have the status of authorized but unissued shares of preferred stock, without designation as to series until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. In addition, if the Company shall not issue the maximum number of shares of Series A Preferred Stock, the Company may, from time to time, by resolution of the Board of Directors and the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock, reduce the number of shares of Series A Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series A Preferred Stock then issued or reserved for issuance. The number of shares by which the Series A Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. The Board of Directors shall cause to be filed with the Secretary of State of the State of Nevada such certificate as shall be necessary to reflect any reduction in the number of shares constituting the Series A Preferred Stock.

Section 3. Dividends and Other Distributions. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

Section 4. Voting Rights. The Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of 75% of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing. The holders of the Series A Preferred Stock will not be entitled to vote as a class with respect to the increase or decrease in the number of authorized shares of preferred stock; provided, however, that the provisions of Section 6(c) of this Certificate of Designation may not be amended or waived.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to the Purchase Price divided by the number of shares which were issued (included shares that were issued and converted or otherwise acquired by the Company), which amount is referred to as the “Liquidation Value,” before any distribution or payment shall be made to the holders of any Junior Securities and after any distributions or payments made to holders of any class or series of securities which are senior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding up, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. In the event the assets of the Company available for distribution to the holders of shares of Series A Preferred Stock upon dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 5, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with the shares of Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(f)(iv)(A) or 7(f)(iv)(B)) or Change of Control shall be treated as a Liquidation as to such Holder.

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Section 6. Conversion.

a)  Conversions at Option of Holder. Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into such number of shares of Common Stock based on the Conversion Ratio at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. If the initial Conversion Price is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall determined by dividing the Purchase Price Per Share by the new Conversion Price. Thereafter, subject to any further adjustments in the Conversion Price, each share of Series A Preferred Stock shall be initially convertible into Common Stock based on the new Conversion Ratio.

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b)  Automatic Conversion Upon Change of Control. Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an “Automatic Conversion Event”). A “Change in Control” means a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to the holder of record of all of the Series A Preferred Stock at its address then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

c)  Beneficial Ownership Limitation. Except as provided in Section 6(b) of this Statement of Designation, which shall apply as stated therein if an Automatic Conversion Event shall occur, the Company shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, non-converted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates, so long as such other securities of the Company are not exercisable nor convertible within sixty (60) days from the date of such determination.  For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent quarterly reports, Form 10-Q, Form 10-QSB, Annual Reports, Form 10-K, or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act (B) a more recent public announcement by the Company or (C) any other written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. This Section 6(c) may be not be waived or amended.

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d)  Mechanics of Conversion

i.  Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued dividends in cash). After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions if the Company’s transfer agent has the ability to deliver shares of Common Stock in such manner. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

ii.  Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Company may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason (other than the inability of the Company to issue shares of Common Stock as a result of the limitation set forth in Section 6(c) hereof) unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day after three (3) Trading Days and increasing to $200 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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iii.  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

iv.  Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

v.  Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock. All fractional shares shall be carried forward and any fractional shares which remain after a Holder converts all of his or her Series A Preferred Stock shall be dropped and eliminated.

vi.  Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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vii.  Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Section 7.  Certain Adjustments.

a)  Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)  Price Adjustment. Until such time as the Investors hold no Securities, except for (i) Exempt Issuances, (ii) issuances covered by Sections 7(a), 7(c) and 7(d) hereof or (iii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7, as to all of which this Section 7(b) does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or issues warrants, options, convertible debt or equity securities with a exercise price per share or conversion price which is less than the Conversion Price then in effect (such lower sales price, conversion or exercise price, as the case may be, being referred to as the “Lower Price”), the Conversion Price in effect from and after the date of such transaction shall be reduced to the Lower Price. For purpose of determining the exercise price of warrants issued by the Company, the price, if any, paid per share for the warrants shall be added to the exercise price of the warrants.

c)  Conversion Price Adjustment Based on Income Per Share.

i.
In the event the Company’s consolidated Net Income for the year ended December 31, 2006 is less than $.226 per share on a fully-diluted basis, then the Conversion Price shall be reduced by the percentage shortfall, up to a maximum of 40%. Thus, if Net Income for the year ended December 31, 2006 is $.1356 per share on a fully-diluted basis, the Conversion Price shall be reduced by 40%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2006, and shall apply to the Notes or all shares of the Series A Preferred Stock, as the case may be, which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required.

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ii.
In the event the Company’s consolidated Pre-Tax Income for the year ended December 31, 2007 is less than $.353 per share on a fully-diluted basis, then the Conversion Price shall be reduced by the percentage shortfall, up to a maximum of 40%. Thus, if Pre-Tax Income for the year ended December 31, 2008 is $.2118 per share on a fully-diluted basis, the Conversion Price shall be reduced by 40%. Such reduction shall be made at the time the Company files its Form 10-KSB for the year ended December 31, 2007, and shall apply to the Notes or all shares of the Series A Preferred Stock, as the case may be, which are outstanding on the date the Form 10-KSB is filed, or, if not filed on time, on the date that filing was required.

iii.
For purpose of determining Net Income Per Share and Pre-Tax Income Per Share on a fully-diluted basis, all shares of Common Stock issuable upon conversion of convertible securities and upon exercise of warrants and options shall be deemed to be outstanding, regardless of whether (i) such shares are treated as outstanding for determining diluted earnings per share under GAAP, (ii) such securities are “in the money,” or (iii) such shares may be issued as a result of the 4.9% Limitation.

d)  Pro Rata Distributions. If the Company, at any time while Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)  Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its subsidiaries. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares and shares owned by subsidiaries, if any) actually issued and outstanding.

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f)  Notice to Holders.

i.  Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

ii.  Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

iii.  Exempt Issuance. Notwithstanding the foregoing, no adjustment in the Conversion Price will be made in respect of an Exempt Issuance.

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iv.  Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding the foregoing or any other provisions of this Certificate of Designations, in the event that the agreement relating to a Fundamental Transaction provides for the conversion or exchange of the Series A Preferred Stock into equity or debt securities, cash or other consideration and the agreement is approved by the holders of a majority of the. then-outstanding shares of Series A Preferred Stock, then the holders of the Series A Preferred Stock shall have only the rights set forth in such agreement.

Section 8.  Miscellaneous.

a)  Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at its principal address as reflected in its most recent filing with the Commission. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given when received, and any notice by telecopier shall be effective if confirmation of receipt is given by the party to whom the notice is transmitted.

b)  Lost or Mutilated Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

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c)  Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

d)  Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

e)  Rank of Series. For purposes of this Certificate of Designation, any stock of any series or class of the Company shall be deemed to rank

(i) prior to the shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock;

(ii) on a parity with shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series A Preferred Stock; and

(iii) junior to shares of Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up, as the case may be, if such class shall be Common Stock or if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Company, as the case may be, in preference or priority to the holders of shares of such class or classes.

f)  Amendment. This Certificate of Designation may be amended with the approval of the Company’s board of directors and the consent of the holders of seventy-five percent (75%) of the outstanding shares of Series A Preferred Stock, except that the conversion limitation set forth in Section 6.2(b) shall not be amended.

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Franklyn Resources III, Inc., a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: ________________________________________
Number of shares of Common Stock owned prior to Conversion: _______________
Number of shares of Series A Preferred Stock to be Converted: ________________
Value of shares of Series A Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Certificate Number of Series A Preferred Stock attached hereto:_________________
Number of Shares of Series A Preferred Stock represented by attached certificate:_________

Number of shares of Series A Preferred Stock subsequent to Conversion: ________________

By:___________________________________
Name:_________________________________
Title:__________________________________

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Appendix D

FRANKLYN RESOURCES III, INC.

2006 Long-Term Incentive Plan

1. Purpose; Definitions.

The purpose of the Franklyn Resources III, Inc. 2006 Long-Term Incentive Plan (the “Plan”) is to enable Franklyn Resources III, Inc. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) “Board” means the Board of Directors of the Company.

(c) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor thereto.

(g) “Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) “Company” means Franklyn Resources III, Inc., a Nevada corporation, or any successor corporation.

(i) “Deferred Stock” means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(k) “Early Retirement” means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(o) “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(p) “Independent Director” shall mean a “non-employee director” as set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Independent Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate; provided, however, an Independent Director shall also be an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as defined under the rules of the Nasdaq Stock Market.

(q) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r) “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(s) “Other Stock-Based Award” means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(t) “Plan” means this Franklyn Resources III, Inc. 2005 Long-Term Incentive Plan, as hereinafter amended from time to time.

(u) “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(v) “Retirement” means Normal Retirement or Early Retirement.

(w) “Stock” means the common stock, par value $.0001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(x) “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(y) “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(z) “Stock Purchase Right” means the right to purchase Stock pursuant to Section 9 of the Plan.

(aa) “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain. The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,” “Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) of the Plan.

2. Administration.

(a) The Plan shall be administered by a Committee of not less than two directors all of whom shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan, provided that Independent Directors shall not be eligible for options or other benefits pursuant to the Plan other than as provided in Sections 4(b) and 4(c) of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

(i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, unless the Committee or the Board otherwise determines, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3. Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be two million (2,000,000) shares of Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b) Subject to Section 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4. Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Sections 4(b) and 4(c) of the Plan, Independent Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) On each the first trading day in of the April of each year, commencing in 2007 (provided, however, that if the Corporation changes its fiscal year from the calendar year, the date shall be the first trading day of the fourth month following the completion of the fiscal year, commencing with the first such fiscal year that ends after December 31, 2006), each person who is a Independent Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock. The Non-Qualified Stock Options granted pursuant to this Section 4(b) and pursuant to Section 4(c) of the Plan shall become exercisable cumulatively as to fifty percent (50%) of the shares subject thereto six months from the date of grant and as to the remaining fifty percent (50%), eighteen months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Independent Director ceases to be a director if such Independent Director ceases to be a director other than as a result of his death or Disability. The provisions of this Section 4(b) and said Section 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder.

(c) At the time an Independent Director is first elected to the Board, such person shall automatically be granted a Non-Qualified Stock Option to purchase thirty thousand (30,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors who are elected as directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.

5. Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.

(A) Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D) Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi) Termination by Death. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(B) To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I) If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6. Stock Appreciation Rights.

(a) Grant and Exercise.

(i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii) A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(b)(v) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 7(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this Section 7(c)(ii) and Section 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9. Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i) at its Fair Market Value on the date of grant;

(ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii) at an amount equal to Book Value on such date; or

(iv) at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.

(i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

(v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11. Change in Control Provisions.

(a) Impact of Event. In the event of a “Change in Control,” as defined in Section 11(b) of the Plan, or a “Potential Change in Control,” as defined in Section 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 11(a)(i) and (ii) of the Plan), shall be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Section 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b) Definition of “Change in Control.” For purposes of Section 11(a) of the Plan, a “Change in Control” means the happening of any of the following after the completion of the acquisition of Plaza Consulting Group, Inc., a Puerto Rico corporation (the “Acquisition Effective Date”):

(i) When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); provided, however, that all directors who are elected to the board not later than six months after the Acquisition Effective Date shall be deemed to be an Incumbent Director and shall be deemed to have satisfied the 24-month requirement set forth in this Section 11(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise unless approved by a majority of Incumbent Directors.

(c) Definition of Potential Change in Control. For purposes of Section 11(a) of the Plan, a “Potential Change in Control” means the happening of any one of the following:

(i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d) Change in Control Price. For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights, Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 11(a)(iii).

12. Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Sections 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

14. General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15. Effective Date of Plan.

he Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16. Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.